                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of TriMas Corporation (the "Company")
on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, E.R. Autry, Chief
Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuanT to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.   The Report fully complies with the requirements of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2006                             /s/ E.R. Autry
                                                -----------------------------
                                                E.R. Autry
                                                Chief Financial Officer